UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 13, 2007

MERGE TECHNOLOGIES INCORPORATED
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	0-29486	39-1600938
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6737 W. Washington Street, Milwaukee, Wisconsin		53214-5650
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(414) 977-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 13, 2007, Merge Technologies Incorporated (the "Registrant") received a written notification from the staff of The Nasdaq Stock Market stating that the Registrant’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, as required by NASD Marketplace Rule 4310(c)(14), would serve as an additional basis for delisting the Registrant’s common stock from The Nasdaq Stock Market. The written notification further provides that the NASDAQ Listing Qualifications Panel will consider this matter in rendering its determination regarding the Registrant’s continued listing on the NASDAQ Global Market.

This notification is in addition to the previously disclosed written notification from the staff received on August 13, 2007, stating that the Registrant was not in compliance with NASD Marketplace Rule 4310(c)(14) because the Registrant did not timely file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, and that the Registrant’s common stock was, therefore, subject to delisting from the NASDAQ Global Market.

On November 1, 2007, the Registrant disclosed that it had received a written notification from the NASDAQ Listing Qualifications Panel stating that the panel determined to continue the listing of the Registrant’s common stock on the NASDAQ Global Market, subject to the Registrant’s filing its Form 10-Q for the quarter ended June 30, 2007 by no later than January 29, 2008. As previously disclosed, the Registrant expects to satisfy all requirements for continued listing and make all of the necessary filings, including its Form 10-Q for the quarters ended June 30, 2007 and September 30, 2007, on or before December 31, 2007.

A copy of the Registrant’s press release with respect to this matter is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. 99.1 Press Release of the Registrant dated November 16, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGE TECHNOLOGIES INCORPORATED

November 16, 2007	By:	Steven R. Norton

Name: Steven R. Norton
Title: Executive Vice President & Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Registrant dated November 16, 2007